                                                                    EXHIBIT 10.6

                         LETTER OF CREDIT REIMBURSEMENT
                             AND SECURITY AGREEMENT

In consideration of the issuance, from time to time, at our request of a Credit (hereinafter defined) in accordance with the terms of any Letter of Credit Application (hereinafter defined) prepared by us and presented to the Issuer (hereinafter defined), we hereby represent, warrant and agree as follows:

 1. DEFINITIONS: The following definitions shall apply herein:


"ACCOUNT PARTIES" is defined in Paragraph 18 below.

"BANK LIABILITIES" is defined in Paragraph 10 below.


"CREDIT" means the letter of credit described in our Letter of Credit Application to be issued by the Issuer in accordance with the instructions received by the KeyCorp affiliate named herein, the terms of which are made a part hereof and approved by us, as amended from time to time.

"CUSTOMER'S BANK" means the financial institution, if any, (other than the Issuer) that signs this Agreement and accepts the Letter of Credit Application for the Credit in its capacity as an account party with us.

"DOCUMENTS" mean any paper, whether negotiable or non-negotiable, including, but not limited to, all shipping documents, warehouse receipts, documents of title, (whether or not assigned to Issuer), policies or certificates of insurance, and other documents, security, invoices and certificates accompanying or relating to drafts drawn under the Credit and Property shipped, stored, or otherwise disposed of in connection with the Credit.

"DRAFTS" means any documentary draft drawn under and conditioned upon presentation of documents required by the Credit, including but not limited to such drafts accepted by the Issuer.

"ISSUER" means KeyBank National Association or any KeyCorp affiliate that issues a Credit.

"LETTER OF CREDIT APPLICATION" means any request submitted by us to the Issuer (in written or electronic form) for the issuance of a Credit for our account.

"PROPERTY" means finished goods, wares and merchandise, finished or unfinished parts, components, assemblies and any other property that satisfies the definition of "inventory" under Article 9 of the Uniform Commercial Code as in effect in the State of New York and which is procured by us through the issuance of Credits and is covered by any document presented under a Credit and any right or interest therein; Property in Issuer's possession shall include Property in possession of Issuer or any other person acting for Issuer.

"REIMBURSEMENT OBLIGATIONS" means our obligation to reimburse the Issuer for all payments with respect to any sight or time drafts drawn under any Credit, and to pay all other amounts owing to Issuer under the terms of this Agreement.

"REQUESTS" means any written or oral instruction that the Issuer honor our order to issue, amend or pay the Credit for our account and risk upon a request communicated to the Issuer by telephone, telegraph, telex, facsimile transmission or other electronic means.

"UNIFORM CUSTOMS" means the Uniform Customs and Practice for Documentary Credits adopted by the International Chamber of Commerce in force at the time of issuance of the Credit, as the same may be thereafter amended or replaced.

2. PAYMENT TERMS: The Issuer may accept or pay any draft presented to Issuer, regardless of when drawn and whether or not negotiated, if such draft, the other required documents, and any transmittal advice are dated on or before the expiration date of the Credit, which expiration date shall be expressly stated in the Credit and not extended in reference to any action or inaction in any other agreement. Except as instruction may be given by us in writing expressly to the contrary with regard to, and prior to, the issuance of the Credit, Issuer may honor, as complying with the terms of the Credit, any instrument or other documents otherwise in order signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, conservator, or other legal representative of the party authorized under the Credit to draw or issue such instruments or other documents. We will reimburse Issuer at its main office on demand in United States Dollars: (A) as to drafts payable in United States Dollars drawn or to be drawn under the Credit, the amount paid or payable thereon, or (B) as to such drafts payable in currency other than United States Dollars the equivalent of the amount paid in United States Dollars at Issuer's selling rate of exchange in the currency in which such draft is drawn, (C) any and all other expenses or charges reasonably incurred by Issuer in issuing or effecting payment of the Credit, for perfecting or maintaining, and insuring the Property, and for enforcing Issuer's rights and remedies under this Agreement, (D) interest from the date of such payment at a rate per annum equal to the Prime Rate of KeyBank National Association in effect from time to time plus 200 basis points, upon all our unpaid drafts and other obligations hereunder until paid in full, but in no event higher than the highest lawful rate permitted by law, and (E) all fees and charges provided for in the Proposal for Trade Letter of Credit Processing dated October 6, 2003 made by KeyBank National Association to, and accepted by, Account Parties (including as the same may be amended or modified from time to time, the "Proposal"), as such fees and charges may be changed from time to time in accordance with the terms of the Proposal. Following two (2) days' prior notice to Account Party, Issuer is authorized to charge the deposit account of one of the Account Parties maintained with Issuer or any other KeyCorp affiliate and designated by Account Parties in connection with the Proposal, for the amount of such draft and all our other Reimbursement Obligations hereunder at such time as is provided for under the terms of the Proposal. In the event the balance of collected funds in such account is insufficient to satisfy any such charge, it is agreed that Issuer or any other KeyCorp affiliate may setoff the amount due from any other deposit account of any Account Party maintained with Issuer or any other KeyCorp affiliate or, to the extent that Issuer may have the right to do so under any other agreement or by law, Issuer may setoff or recover any Reimbursement Obligations against any other claims of Account Parties against Issuer, including with respect to any instruments, certificates of deposit, repurchase agreements and other investments and/or accounts held by or maintained with Issuer from time to time by Account Parties.

3. INCREASED COSTS: If any law or regulation, or change therein, or interpretation, administration or enforcement thereof, by any person, agency or court shall (A) impose upon or modify any reserve or special deposit requirement, insurance assessment or other requirement against or affecting the Credit, or (B) impose any tax or withholding of any kind, or (C) impose or modify any capital requirement, impose any condition upon, supplement to or increase of any kind to Issuer's capital base, and the result of any such event increases the cost or decreases the benefit to Issuer of issuing or maintaining the Credit, then we shall pay to Issuer all such additional amounts upon request in an amount necessary to compensate Issuer for all such increases costs and decreased benefits. Upon our request, Issuer will certify such amounts. Issuer's certification shall be conclusive absent manifest error.

4. REQUESTS: Requests shall be made by those persons authorized by us. Issuer shall not be obligated to identify or confirm such persons beyond the use of the authorized name or code identification if any is established by Issuer or unless we provide Issuer from time to time a written list of all our authorized representatives. All requests will be confirmed by Issuer in writing by sending us a copy of the documents authorized or requested by us. We will promptly report all discrepancies in such documents upon our receipt of such confirmation. Issuer may, but shall not be obligated to, assign a unique code number or word and require such code to be used by us, and thereafter, all further requests shall refer to such code. Issuer shall not be liable for any loss which we may incur as a result of Issuer's compliance with any request in accordance with this Agreement even if unauthorized, provided that Issuer acted in good faith and exercised reasonable care.

5. MODIFICATION OF THE CREDIT: Any amendment to the terms of the Credit may be authorized by any one of us without notice to the other account party, but any increase in the amount of the Credit or extension of the expiration date under the Credit for presentation of drafts or documents shall only be approved by all of us, including the Customer's Bank. In any such event this Agreement shall be binding upon us with regard to the Credit so increased or otherwise amended, to drafts, documents and Property covered thereby, and to any action taken by Issuer and any of Issuer's correspondents in accordance with such extension, increase or other modification.

6. UNIFORM CUSTOMS: Except as otherwise expressly stated in the Credit, we agree
(A) that Issuer and any of Issuer's correspondents may receive and accept as a "Bill of Lading" under the Credit any document issued or that appears on its face to have been issued by or on behalf of any carrier which acknowledges receipt of Property, whatever the specific provisions of such document; and (B) that Issuer and any of Issuer's correspondents may accept documents of any character which appears on its face to comply with the current uniform customs, or which comply with the laws or regulations in force in the customs and usages of the place of negotiation.

7. SHIPMENT OF PROPERTY: With respect to the Property covered by the Credit; we agree to procure promptly all necessary import and export licenses or other licenses, to comply with all foreign and domestic governmental regulations, to furnish such certificates in that respect that Issuer may reasonably require, to keep the Property adequately covered by insurance satisfactory to Issuer, and to cause Issuer to be named as loss payee on all policies or certificates of insurance covering any such Property at any time and to provide documentation thereof to Issuer.

8. LIMITED LIABILITY: Neither Issuer nor Issuer's correspondent shall be responsible: (A) for the existence, character, quality, quantity, condition, or delivery of the Property purporting to be represented by documents; (B) for any difference in character, quality, quantity, or condition of the Property from that expressed in documents; (C) subject to the terms of Section 6 hereof, for the validity, sufficiency, or genuineness of documents, even if such documents should in fact prove to be invalid, insufficient, fraudulent or forged; (D) for time, place, manner or order in which shipment of Property is made; (E) for partial or incomplete shipment of Property or failure or omission to ship any Property referred to in the Credit; (F) for the character, adequacy, validity, value or genuineness of any insurance; (G) for any deviation from instructions, delay, default or fraud by the shipper or anyone else in connection with the Property; (H) for the solvency, responsibility or relationship to the Property of any party issuing any documents in connection with the Property; (I) for delay in arrival or failure to arrive of either the Property or any of the documents relating thereto; (J) for any breach of contract between the shippers or vendors and ourselves; (K) for failure of any draft to bear any reference or adequate reference to the Credit, failure to examine any documents not stipulated in the Credit or for any consequences associated with the return or forwarding of any such documents done in accordance with the provisions of Article 13 of the uniform customs; (L) for errors; omissions, interruptions or delays in transmission or delivery of any messages or documents by mail, cable, telegraph, wireless or otherwise; for any errors in translation or interpretation of terms; or (M) for any other consequences arising from causes beyond Issuer's control, including, but not limited to, any action or omission by, or any law, regulation or restriction of, any de factor or de jure domestic or foreign government or agency.

9. WARRANTIES; INDEMNITY: Each of us represents, warrants, covenants and confirms that we understand the general nature and operation of a letter of credit and our obligations, rights and remedies under the Credit, including, without limitation: (A) Our obligations pursuant hereto to reimburse Issuer for all payments to the beneficiary, its successors or assigns, (B) Conditions under which payment under the Credit must be made by Issuer, (C) That Issuer has no responsibility or liability in connection with any underlying contract or other transaction between us and the beneficiary of the Credit, and (D) That Issuer is not acting as an agent or in any fiduciary capacity for or on behalf of us or the beneficiary, except as otherwise stated herein. Each of us further represents, warrants, covenants and confirms that (A) our execution, delivery and performance of this Agreement has been duly authorized and that this Agreement constitutes a legal, valid and binding obligation of each of us, (B) this Agreement does not violate or conflict with any other material agreement or instrument or any judgment, decree or order to which any of us is subject and
(C) so long as Issuer has possession of any document of title, Issuer's security interest therein and in the Property to which such document applies shall be a first priority security interest. All our representations, warranties and indemnities set forth herein shall survive Issuer's issuance of the Credit and any payment thereunder and shall continue until all our obligations hereunder are paid in full. We hereby release Issuer from and agree to indemnify and hold harmless the Issuer, and its officers, agents, and employees for any and all costs, liabilities and expenses (including reasonable attorney fees) incurred by Issuer that arise out of or in any way relate to claims asserted against Issuer or Issuer's correspondent by a third party with respect to (1) any underlying investments, transaction, and/or contracts between any one of us and the beneficiary under the Credit or any of its agents and (2) any proper payment in accordance with the terms of the Credit, any refusal to pay or honor the Credit, or any other action or omission by Issuer, or Issuer's correspondents or agents including, but limited to, Issuer's indemnity (as well as any and all costs, expenses and liabilities associated with such indemnity) in favor of a third party carrier which may be necessary to cause such carrier to release and deliver merchandise (described as part of the Credit) without the presentation of any original bill of lading or the other original documents missing or otherwise presently unavailable. Notwithstanding the foregoing, it is understood and agreed that we will not be obligated to indemnify Issuer for any such costs, liabilities, or expenses (including attorneys' fees) incurred by Issuer to the extent that they are attributable to Issuer's own gross negligence or willful misconduct in the performance of its obligations hereunder.

10. SECURITY: As security for payment of all our Reimbursement Obligations and other liabilities to the Issuer under each Credit and this Agreement, whether now existing or hereafter arising, whether joint, several independent or otherwise, and whether absolute or contingent or due or to become due (herein collectively called the "Bank Liabilities") we hereby assign, pledge and grant to Issuer and the Customer's Bank, if any, a security interest in, and the right of possession and, in the event default in the payment of the Bank Liabilities, the right to realize on or dispose of in accordance with applicable law, all of the following (the "Collateral") (A) All Property shipped, stored or otherwise disposed of in connection with the Credit, whether or not released to any of us on trust receipts or otherwise, (B) all documents relating thereto and all of our rights under such documents and (C) all proceeds of any and all of the foregoing, including under insurance policies applicable thereto. We will execute, deliver, and file all further instruments as may be reasonably required to carry out the purposes of this Agreement. All liens and security interests herein granted to the Customers' Bank shall be junior to and subordinated in favor of Issuer's liens and security interest hereunder. It is agreed that upon payment in full of all Reimbursement Obligations in respect of a Credit, the Collateral delivered to Issuer under and on account of such Credit shall be released without any action by Issuer.

11. TRUST RECEIPTS: We acknowledge and agree that we will or have received in trust from Issuer documents, including but not limited to bills of lading, dock warrants, dock receipts, or warehouse receipts, from time to time covering Property which is collateral security for the Bank Liabilities. We acknowledge that Issuer entrusted or will entrust from time to time to us such documents to facilitate their ultimate sale or exchange or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with the Property covered by such document(s) in a manner preliminary to their sale or exchange. Upon any sale or exchange of any document, we will, upon Issuer's request, promptly remit to Issuer all cash and/or new documents received in the sale or exchange. Upon any sale or withdrawal of any Property for which the vendor was paid by use of a time draft under any Credit from warehouse storage into our inventory for sale and delivery in the ordinary course of our business, we will deliver to Issuer upon its request made at any time our Reimbursement Obligations for such time draft have become due and have not been paid in full (A) All cash from each such sale for application on the Bank Liabilities secured by such Property; (B) A security agreement acceptable to Issuer covering all such Property and proceeds thereof arising from such withdrawal or sale of such Property. As to any Property continued in public warehouse storage, including the transfer or relocation of any Property in storage, we will return to Issuer within twenty-one (21) days of the date of our receipt of applicable documents for such Property the warehouse receipts covering any remaining Property covered by such documents together with new warehouse receipts covering any Property so relocated or transferred to warehouse(s).

12. DEFAULT: In the event that we or any of us: (A) Fails to perform any obligation required under any agreement or document relating to or evidencing a security interest in any Property granted to Issuer, (B) Fails to make any payment required to be made under this Agreement in full when due, (C) Fails to perform or comply with any obligation under this Agreement other than the payment of money or any representation or warranty made herein and such failure continues unremedied for a period of thirty (30) days, (D) Makes any assignment for the benefit of creditors, (E) Permits or consents to the filing of any voluntary or involuntary petition in bankruptcy by or against any one of us, (F) Applies for the appointment of a receiver of any of our assets, or (G) Becomes insolvent, or ceases, becomes unable or admits in writing our or its inability to pay its debts as they mature, or if there shall occur any Event of Default under and as defined in that certain Second Amended and Restated Credit Agreement dated as of June 27, 2003 among, inter alia, Cole Vision Corporation, Things Remembered, Inc. and Pearle, Inc, the several Lenders from time to time Parties thereto and Canadian Imperial Bank of Commerce as Administrative Agent, including as the same may from time to time be amended, modified and/or restated, or there shall occur any event of default under any other agreement evidencing indebtedness of any of us in excess of $5,000,000 at any time in effect, Issuer may at such time or any time thereafter declare, without demand or notice which are hereby expressly waived, all obligations and liabilities hereunder to be immediately due and payable, and Issuer is authorized, at its option, to apply (or hold available in escrow) the proceeds of any Property or other collateral assets, and any other sums due from Issuer to any one of us, to the payment of any and all our obligations or liabilities arising under this Agreement. In any such event Issuer shall have all of the remedies of a secured party under the Uniform Commercial Code in effect in the State in which the principal office of the Issuer is located and Issuer is hereby authorized and empowered at its option, at any time or times thereafter, to sell and assign the whole of the Property, or any part thereof then constituting security pursuant to any of the terms hereof, at any public or private sale, at such time and place and upon such terms as Issuer may deem proper and with the right in Issuer to be the purchaser at such sale to the extent permitted by applicable law and, after deducting all reasonable legal and other costs and expenses of any sale conducted in accordance with the terms of this Agreement and applicable law, to apply the net proceeds of such sale(s) to the payment of all our Bank Liabilities. The residue, if any, of the proceeds of sale and any other Property constituting security remaining after satisfaction of the Bank Liabilities shall be returned to us unless otherwise disposed of in accordance with written instructions from the Customer's Bank. We agree that, with or without notification to any of us, Issuer may exchange, release, surrender, realize upon, release on trust receipt to any of us, or otherwise deal with any Property by whomsoever pledged, mortgaged or subjected to a security interest to secure directly or indirectly any of our Bank Liabilities and/or any offset thereagainst.

13. DISCRETIONARY FACILITY; MAXIMUM EXPOSURE: We understand and agree that (A) Issuer shall be under no obligation to issue any Credit and that the issuance of each credit requested by any of us shall be in the sole discretion of Issuer,
(B) without limiting the provisions of the preceding clause (A), Issuer will not issue any credit if to do so would cause the sum of the stated amounts of all outstanding Credits and the total amount of Reimbursement Obligations then outstanding, including Reimbursement Obligations in respect of drafts accepted by any of us but not then due, to exceed USD7,000,000 and (C) unless otherwise agreed by Issuer in its sole discretion, and without limitation of Issuer's other rights and remedies, all Reimbursement Obligations in respect of a Credit must be satisfied in full by Issuer's receipt of collected funds before Issuer releases any documents received by Issuer relating to such Credit.

14, NO WAIVER: ISSUER SHALL HAVE NO DUTY TO EXERCISE ANY RIGHT HEREUNDER OR WITH RESPECT TO ANY PROPERTY, AND ISSUER SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR DELAY IN DOING SO. NONE OF ISSUER'S OPTIONS, POWERS OR RIGHTS IN CONNECTION WITH THE CREDIT OR THIS AGREEMENT SHALL BE WAIVED UNLESS ISSUER OR ISSUER'S AUTHORIZED AGENT SHALL HAVE SIGNED SUCH WAIVER IN WRITING. NO SUCH WAIVER, UNLESS EXPRESSLY AS STATED THEREIN, SHALL BE EFFECTIVE AS TO ANY TRANSACTION WHICH OCCURS SUBSEQUENT TO THE DATE OF SUCH WAIVER NOR AS TO ANY CONTINUANCE OF A BREACH AFTER SUCH WAIVER. NO COURSE OF DEALING BETWEEN US AND ISSUER SHALL BE EFFECTIVE TO CHANGE, MODIFY OR DISCHARGE IN WHOLE OR IN PART THIS AGREEMENT OR OUR OBLIGATIONS HEREUNDER.

15. CUSTOMER'S BANK: WE AND THE CUSTOMER'S BANK SHALL BE JOINTLY AND SEVERALLY LIABLE TO ISSUER HEREUNDER FOR REPAYMENT OF ALL BANK LIABILITIES OWING TO THE ISSUER; PROVIDED HOWEVER, WE SHALL BE FULLY OBLIGATED TO IMMEDIATELY REIMBURSE THE CUSTOMER'S BANK FOR ALL ITS PAYMENTS HEREUNDER IN THE EVENT AND TO THE EXTENT THAT CUSTOMER'S BANK PAYS ANY BANK LIABILITIES, OR, AT ANY TIME PRIOR TO ISSUER'S DEMAND

FOR REIMBURSEMENT HEREUNDER, TO PAY TO THE CUSTOMER'S BANK ALL SUMS NECESSARY TO REPAY ISSUER, WHICH SUMS SHALL BE HELD BY THE CUSTOMER'S BANK IN ESCROW AND AT OUR RISK BY THE CUSTOMER'S BANK FOR ISSUER'S BENEFIT. ALL SECURITY INTEREST, LIENS, PLEDGES AND MORTGAGE LIENS ON OUR ASSETS NOW OR HEREAFTER GRANTED IN FAVOR OF THE CUSTOMER'S BANK PURSUANT TO ANY OTHER AGREEMENT OR ARRANGEMENT WITH RESPECT TO COLLATERAL SECURITY FOR ANY OTHER LIABILITY OR OBLIGATION OF US TO THE CUSTOMER'S BANK SHALL ALSO SECURE OUR REIMBURSEMENT OBLIGATIONS TO THE CUSTOMER'S BANK IN CONNECTION WITH THIS AGREEMENT. HOWEVER, NO PAYMENT TO CUSTOMER'S BANK BY US SHALL RELIEVE US OF OUR OBLIGATION TO THE ISSUER HEREUNDER EXCEPT TO THE EXTENT THAT THE SUMS SO PAID BY US ARE ACTUALLY RECEIVED BY THE ISSUER.

16. GOVERNING LAW; SEVERABILITY: THIS AGREEMENT AND THE CREDIT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PRINCIPAL OFFICE OF THE ISSUER IS LOCATED, AS MARKED ON THE REVERSE HEREOF AND ARE SUBJECT TO THE UNIFORM CUSTOMS THEN IN EFFECT, WHICH UNIFORM CUSTOMS WILL CONTROL IN THE EVENT OF ANY CONFLICT WITH STATE LAWS. IF ANY PROVISION HEREOF IS FOR ANY REASON HELD TO BE UNENFORCEABLE UNDER ANY LAW, SUCH ILLEGALITY OR INVALIDITY SHALL NOT AFFECT ANY OTHER PROVISIONS HEREOF, EACH OF WHICH SHALL BE CONSTRUED AND ENFORCED AS IF SUCH UNENFORCEABLE PROVISION WERE NOT CONTAINED HEREIN.

17. NOTICE AND WAIVERS: EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPHS 4 AND 5 HEREIN, ANY NOTICE TO ISSUER SHALL BE DEEMED EFFECTIVE ONLY IF IN WRITING SENT TO AND RECEIVED AT GLOBAL TRADE SERVICES, KEYBANK, N.A., 200 WEST MONROE ST., SUITE 1100, CHICAGO, ILLINOIS 60606. ANY SUCH NOTICE TO OR DEMAND ON ANY OF US SHALL BE BINDING OF ALL OF US AND SHALL BE DEEMED EFFECTIVE WHEN MADE TO ANY PERSON WHOSE NAME APPEARS BELOW BY MAIL, TELECOPIER, TELEPHONE OR OTHERWISE TO THE LAST ADDRESS OR TELEPHONE NUMBER OF SUCH PERSON APPEARING ON ISSUER'S RECORDS.

18. ACCOUNT PARTY: IF THIS AGREEMENT IS SIGNED BY ONE ACCOUNT PARTY ONLY, THE TERMS "WE", "OUR" AND "US" SHALL REFER THROUGHOUT TO THE ACCOUNT PARTY OR PARTIES EXECUTING THIS AGREEMENT; IF THIS AGREEMENT IS SIGNED BY ONE OR MORE PERSONS AS ACCOUNT PARTIES, THIS AGREEMENT SHALL BE THE JOINT AND SEVERAL OBLIGATION OF SUCH PARTIES, IF THE UNDERSIGNED IS A PARTNERSHIP, THE OBLIGATIONS HEREUNDER SHALL CONTINUE IN FORCE AND APPLY NOTWITHSTANDING ANY CHANGE IN MEMBERSHIP OF SUCH PARTNERSHIP. THIS AGREEMENT SHALL BE BINDING UPON EACH OF US AND OUR RESPECTIVE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS AND SHALL INURE TO ISSUER'S BENEFIT AND ISSUER'S SUCCESSORS AND ASSIGNS. ISSUER MAY, WITHOUT NOTICE TO US, ASSIGN THIS AGREEMENT IN WHOLE OR IN PART.

This Agreement is signed and agreed to as of this date: November 3, 2003
                                                       -------------------------

ACCOUNT PARTY: Things Remembered, Inc.          KeyBank National Association

By: /s/ Joseph Gaglioti                        By:    /s/ David W. Nuske
   -------------------------------                    --------------------------
            Signature                                       Signature


Title:  Treasurer                               Title: Vice President
   -------------------------------                    --------------------------

ACCOUNT PARTY: Cole National Corporation

By:  /s/ Joseph Gaglioti
   -------------------------------
            Signature

Title: Vice President Treasurer
   -------------------------------

                          QUICKTRADE(R)/WEB AGREEMENT

      This Agreement is entered into between the undersigned customer ("Customer") and KeyBank National Association ("Bank").

1. INTRODUCTION

Customer desires to receive from Bank certain information and to conduct certain transactions available through one or more modules (each, a "Module") of the Bank's Internet product known as QuickTrade(R)/Web(collectively, the "Services"), as selected by Customer on the set-up forms (collectively, the "Set-up Forms") delivered to the Bank from time to time. The Services are more specifically described in the supplements to this Agreement (collectively, the "Supplements") and in any documentation or other materials provided by Bank to Customer or posted on the QuickTrade(R)/Web web-site (the "Materials"). Any reference to this Agreement shall be deemed to include the Supplements and the Set-up Forms unless otherwise stated.

Customer may be required to sign additional agreements before certain Services will be made available to Customer. To the extent any terms or provisions of this Agreement directly conflict with the terms or provisions of such agreements, the terms and provisions of this Agreement shall control with respect to the Services described herein. Unless otherwise provided, to the extent any provisions of this Agreement conflict with any Supplement, the provisions of such Supplement will control.

The Bank's system ("System") may be accessed via QuickTrade(R)/Web. In connection with QuickTrade(R)/Web, the Customer must use a browser that complies with the Bank's specifications therefore ("Browser"). Such specifications are set forth in the Materials.

2. USE LICENSE

Subject to, and in accordance with, the terms of this Agreement, the Bank grants to the Customer and the Customer accepts from the Bank a personal, nonexclusive and nontransferable license(the "License")to use for its intended purposes, the software described as QuickTrade(R)/Web and the related software accessed on the QuickTrade(R)/Web web-site(the "Software"). This License shall be effective while such Software is in use by the Customer on such Website.

 The Customer:

      o acknowledges and agrees that it will not have any ownership or other proprietary rights in the Software or any other Materials;

      o acknowledges that the Software and Materials are protected by the copyright laws of the United States and that the Bank's products and security relating thereto are confidential and proprietary trade secrets, and of substantial value to the owner thereof;

      o will include all copyright, trade secret and any other proprietary notices and legends that are on the initial copy of the Software and Materials on each copy thereof that the Customer is permitted to make;

      o will not remove, alter or obscure any trademark, tradenames, logos, copyright or other notice contained or included in any of the Software or Materials, transfer or license the Software or any portion thereof, change or modify the Software (or the source code therefor) or create derivative works from it, or reverse engineer or attempt to reverse engineer the Software, or attempt to discern the source code residing on the server on which the Software is run;


      o agrees that the Software will be used by the Customer only and will not be used for, or on behalf of, others and that the Customer will not disclose, publish, release, transfer or otherwise make the Software or Materials available in any form to, or for the use or benefit of, any other person or entity other than its employees and agents having need for such disclosure and only to allow such employees and agents to use the Software as authorized herein;


      o agrees to be fully responsible for compliance with all of the terms and conditions of this Agreement by its employees and agents; and

      o will not, and will not permit others to, directly or indirectly copy, duplicate, or furnish to others any physical or magnetic version of the Software or Materials or any portion thereof.

Upon any breach, or attempted breach of any provision of this Section, the Bank will have the right, in addition to other remedies available to it, to injunctive relief enjoining such breach or attempted breach, it being acknowledged that legal remedies are inadequate. The provisions of this Section will survive the termination of the Agreement.

3. INTERNET ACCESS

The Customer will access the System via the public Internet. Therefore, the Bank recommends that the Customer have appropriate security measures for Internet use, including a proxy server and/or firewalls to control and protect Internet access. The Bank shall not be responsible for (i) inability to contact the System via the Internet resulting from a problem with an internet service provider, or (ii) unknown hazards of Internet use. The Bank hereby reserves the right, for good cause, to suspend or terminate access to the Website at its discretion. To the extent practical, the Bank shall provide advance notice to the Customer of any such suspension or termination.

4. SECURITY PROCEDURES

The Customer hereby acknowledges receipt of the QuickTrade(R)/Web security procedures as detailed in the Customer Setup and Security Procedures form for the Services to which the Customer is subscribing. The Customer agrees that those security procedures offered by the Bank provide to it a commercially reasonable level of security for its communications and transactions with the Bank. Customer will promptly notify Bank of any compromise of security, including any unauthorized use or possession of the Software. Customer will use the Services and the Software in accordance with this Agreement and the Materials, including without limitation, the security procedures, access codes, passwords or other security devices ("Devices") used or assigned in connection therewith. Customer agrees to comply with any additional security which may be implemented by Bank, following reasonable advance notice, for a particular Service. Customer shall be responsible for any liability, loss, or damage resulting from Bank's actions taken in accordance with instructions to Bank from unauthorized persons when accompanied by the applicable Devices.

5. COMMUNICATION

The Bank may assume that each inquiry, instruction and notice received by the Bank through QuickTrade(R)/Web is a genuine, valid and authorized inquiry or instruction of the Customer, made by a person authorized to act on behalf of the Customer, and is effective and binding against the Customer, whether or not authorized, if such inquiry or instruction is accepted by the Bank in good faith and in compliance with any applicable security procedures. Furthermore, the Customer agrees to be bound by any inquiry or instruction which is (i) authorized by the Customer, whether or not the Bank complied with the security procedures or (ii) communicated by the Customer in a manner not recommended by the Bank in the security procedures.

6. LIMITATION ON LIABILITY, INDEMNIFICATION

Bank's liability to Customer for any loss or damage arising from or relating to this Agreement or any of the Services or the Software or Customer's use thereof, regardless of the form of action, shall be limited to direct damages attributable to Bank's willful misconduct or gross negligence, however, in no event shall Bank be liable for (i) any punitive, indirect, consequential or special damages or lost profits, even if Bank has been advised of the possibility of such damages, or (ii) the acts or omissions of a third party service or vendor used by Customer, or any loss, cost, damage or expense incurred by any person or entity in connection therewith, (iii) any application errors in or security breaches of any Browser,
(iv) the Customer's inability to access QuickTrade(R)/Web via the Internet, (v) any interception of any information relating to the Customer or its transactions as a result of the use of the Internet (except such as results from gross negligence or willful misconduct on the part of Bank), (vi) any data that are lost or destroyed in connection with the use of QuickTrade(R)/Web (except such as results from gross negligence or willful misconduct on the part of Bank), or
(vii) the Customer's inability to access the System using QuickTrade(R)/Web, if such inability to access the System is due to a mechanical hard drive failure or other system failure (including, but not limited to, a "lock-up" resulting from the Customer's use of software). Notwithstanding the foregoing, the Bank's only obligation to the Customer in connection with the Software is to use its commercially reasonable efforts to correct problems that arise in the use thereof, and the Bank shall not have any other obligation in connection therewith and shall not suffer or incur any liability in connection therewith.

      Customer agrees to indemnify and hold Bank harmless from and against any and all claims, losses or damages of any nature whatsoever (including but not limited to reasonable attorneys' fees and court costs) arising directly or indirectly from Customer's breach of any agreement, representation or warranty of Customer in this Agreement; provided, however, that Customer shall not be obligated to indemnify Bank for claims, losses or damages attributable to Bank's gross negligence or willful misconduct or Bank's breach of its representations and warranties to Customer set forth below in Section 8(b).

      Notwithstanding and without regard to the limitations on Bank's liability set forth in the beginning of this Section 6, Bank agrees to indemnify and hold Customer harmless from and against any and all claims, losses, or damages of any nature whatsoever (including but not limited to reasonable attorneys' fees and court costs) suffered by Customer or asserted by a third party against Customer that arise directly or indirectly from any breach by Bank of the representations, warranties and covenants made by Bank to Customer in Section 8(b) hereof provided, however, that Bank shall not be obligated to indemnify Customer for claims, losses or damages attributable to Customer's gross negligence or willful misconduct or Customer's breach of its agreements, representations and warranties to Bank in this Agreement.

      In the event either party becomes aware of any actual or potential claim for indemnification by the other hereunder, the party claiming indemnification shall promptly notify the other party of such claim and all facts relating thereto and allow and cooperate with the indemnifying party in connection with the defense, settlement or other resolution of such claim.

      NEITHER PARTY SHALL IN ANY EVENT BE LIABLE TO THE OTHER FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

7. REVIEW Of INFORMATION

Customer will inspect all information provided by Bank in connection with the services. Customer agrees to promptly notify Bank of any errors in such information or any discrepancies between its records and the information provided by Bank or otherwise made available to Customer. If Customer fails to notify Bank of any such error or discrepancy within 10 days of the date on which such information is received by or otherwise made available to Customer, then customer agrees that Bank will not be liable for any losses in connection therewith, and Customer shall be precluded from asserting such error or discrepancy against the Bank.

8. REPRESENTATIONS AND WARRANTIES

(a) EXCEPT AS SET FORTH IN SUBSECTION (b) BELOW, BANK MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER STATUTORY, EXPRESS OR IMPLIED, OF ANY KIND WITH RESPECT TO THE SERVICES, BANK'S PERFORMANCE OF SERVICES UNDER THIS AGREEMENT, KeyBank QUICKTRADE / WEB, OR THE SOFTWARE, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH, WITHOUT LIMITING THE FOREGOING, ARE DISCLAIMED BY BANK. NO DESCRIPTIONS OR SPECIFICATIONS, WHETHER OR NOT INCORPORATED INTO THE AGREEMENT, NO PROVISION OF MARKETING OR SALES MATERIALS AND NO STATEMENT MADE BY ANY SALES REPRESENTATIVE IN CONNECTION WITH THE SERVICES, THE SOFTWARE, OR THIS AGREEMENT, SHALL CONSTITUTE REPRESENTATIONS OR WARRANTIES OF ANY KIND.

(b) Bank hereby represents, warrants, and covenants to Customer as follows: (a) Bank has the valid right and authority to grant the License and make the Services available to Customer, (b) to the best of Bank's knowledge, Customer's use of the Services, Software and Materials, in compliance with the terms of, and for the purposes set forth in this Agreement, does not and will not conflict with, infringe upon or violate any rights of any other person, entity or trust,
(c) no proceeding charging Bank with infringement of any such rights has been filed or, to the knowledge of Bank, is threatened to be filed, and (d) Bank is and will remain in compliance in all material respects with all federal and state privacy and security laws pertaining to the Services and the Software. Customer, in accepting this Agreement, is acting and relying upon the foregoing representations, warranties and covenants.

9. FORCE MAJEURE

Notwithstanding any other provisions of this Agreement, Bank shall not have any responsibility or liability for any failure, error, malfunction or any delay in carrying out any of its obligations under this Agreement if such failure, error, malfunction or delay results from acts of God, strikes or stoppages of labor, power or equipment failure (including that of any common carrier, transmission line or software), emergency conditions, adverse weather conditions or any other factor, medium, instrumentality, condition or cause beyond Bank's control (other than any such other factor, medium, instrumentality, condition or cause that would not have occurred but for gross negligence or willful misconduct on the part of Bank). Bank will not be liable or responsible for the acts or omissions of any other financial institution or any third party, or for any inaccuracy or omission in any notice, communication, data or information received by Bank from Customer, another financial institution, or any other third party.

10. TERMINATION

This Agreement may be terminated by either party on 10 days' prior written notice to the other party. Bank may terminate this Agreement immediately upon written notice (including telecopy) to Customer in the event of (i) Customer's breach of a material obligation under this Agreement or applicable law, (ii) Customer's insolvency, receivership or voluntary or involuntary bankruptcy, or the institution of any proceeding therefor, or any assignment for the benefit of creditors, (iii) Customer's default under any agreement or instrument between Customer and Bank or an affiliate of Bank, or from the Customer in favor of the Bank or an affiliate of the Bank, in each case, after giving effect to any applicable notice or cure periods or (iv) the Bank no longer has the right to license the Software to the Customer as provided herein or otherwise make the Services available. Even if this Agreement is terminated, it shall continue in full force and effect as to all transactions that occurred, or which Bank began processing, prior to such termination. Sections 3 through 6, 8, 9 and 12(b) will survive termination of this Agreement. Upon termination of this Agreement, all Services and the Licenses shall automatically terminate, and Customer will immediately return to Bank all Materials provided to Customer hereunder, and Customer will promptly pay to Bank all sums due or to become due under this Agreement. It is expressly agreed that instead of terminating this Agreement (and thereby automatically terminating all Supplements), the Bank may, at its option and in its sole discretion, choose to terminate (under the conditions for termination set forth above) one or more, but less than all of the Supplements applicable to the Customer.

11. NOTICES

Except as otherwise provided in this agreement, all notices and other communications by Customer or Bank relating to this Agreement shall be in writing and, if to Customer, addressed to Customer's primary mailing address as shown on Bank's records at such time, and if to Bank, addressed to appropriate International Product Specialist at KeyBank, International Services -MS OH-01-27-0719, 127 Public Square, Cleveland, OH 44114, or at such other address as Bank may specify in writing. Any notice or communication to Bank will be effective when Bank has actually received, and has had a reasonable time to act on, any such notice. Any notice or communication to Customer will be effective either on the date it is actually received or 5 days after it is mailed by first class mail, and addressed as provided in this Section, whichever is earlier. It is agreed that all notices to Customer regarding any default condition or event shall be given in writing sent by mail, overnight delivery service or facsimile to the following address: Joseph Gaglioti, Vice President and Treasurer, Cole National Corporation, 1925 Enterprise Parkway, Twinsburg, Ohio 44087, facsimile No. (330) 486-4949, with a copy to Leslie Dunn, General Counsel and Senior Vice President, Cole National Corporation, 1925 Enterprise Parkway, Twinsburg, Ohio 44087, facsimile No. (330) 486-4903. Customer further acknowledges and agrees that any and all other notices and communications may be provided to Customer by telephone, telecopy or electronic transmission at the telephone number, telecopy number or other location or number as shown on Bank's records; any such notice or communication provided by telecopy or electronic transmission will be effective upon Bank's transmission thereof to Customer, and any such notice given by telephone will be effective upon Customer's receipt thereof. Bank may rely on all notices, instructions and other communications sent to Bank via telecopy or electronic transmission as though they are originals. Without limiting the foregoing, Bank is entitled to rely on any notice, communication or instruction believed by it in good faith to be genuine or to have been signed or authorized by an authorized representative of Customer.

Any addition, deletion or change to any Set-up Forms requested by the Customer must submitted in a form acceptable to the Bank, and no such requested addition, deletion or change will become operative or effective until the Bank confirms to Customer that such addition, deletion or change has been implemented, which the Bank agrees to do within a reasonable period of time.

12. GENERAL PROVISIONS

(a) Third Party Providers

Customer acknowledges and agrees that Bank may arrange for some or all of the Software to be provided and/or the Services to be performed or provided by third party processors or providers, including its affiliates (each a "Provider"). Customer further agrees that any such Provider is a third party beneficiary of this Agreement (including the Supplements) and as such is entitled to rely on, and avail itself of, the provisions of this Agreement as if it was Bank, including, without limitation, the limitations on liability and the indemnities described in this Agreement. Bank agrees that the use of Providers does not relieve Bank of any of its obligations to Customer under this Agreement.

(b) Vendors

Any third party servicer or vendor, including any value added networks ("Vendor") used by Customer in connection with any of the Services shall be Customer's agent, and Customer will be liable for (i) any Vendor's failure to comply with any security procedures or operating requirements relating to the services hereunder, (ii) for all fees, costs and expenses owed to each Vendor for its services, (iii) for any claims, damages, costs and expenses incurred as a result of any Vendor's failure to perform, or delay or error in performing, its services, and (iv) the accuracy and authenticity of all information and instructions provided by a Vendor to the Bank, and Bank is hereby expressly authorized to rely thereon.

(c) Waivers

No party's failure or delay in exercising any right or remedy under this Agreement will operate as a waiver of such right or remedy, and no single or partial exercise of any right or remedy under this Agreement will preclude any additional or further exercise of such right or remedy or the exercise of any other right. No waiver by either party of any breach of this Agreement will operate as a waiver of any prior, current or subsequent breach. No waiver, breach, right or remedy will be effective unless made in writing. Customer may not sell, assign or transfer this Agreement or any of its rights or duties hereunder without the prior written consent of Bank.

(d) Complete Agreement; Amendments

This Agreement (including the Supplements for the specific Services) are the final and complete agreement between Bank and Customer with respect to the Services and the Software, and supersede all other oral or written agreements, understandings and representations. Bank may amend this Agreement (including the Supplements) upon written notice to Customer, provided similar amendments are being made to the Agreements between similarly situated customers and Bank. Any such amendment will be effective 10 days after such notice is sent to Customer in the manner described in this Agreement. Headings are for reference only and are not part of this Agreement.

(e) Cooperation

Customer and Bank agree to cooperate promptly and fully in the investigation of any claim asserted by any person arising out of or relating to this Agreement.

(f) Successors and Assigns; Governing Law

This Agreement is binding upon and shall inure to the benefit of Bank and Customer and their respective successors and assigns, and shall be construed and interpreted in accordance with the laws of the State of Ohio. Even if a provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality, or enforceability of the other provisions of this Agreement will not be affected or impaired by such holding.

(g) Representations and Warranties

Customer represents and warrants to Bank that (i) the execution and delivery of this Agreement has been authorized by all necessary corporate and governmental action and does not violate any provision of law or any provision of Customer's charter, articles of incorporation or by-laws or any other agreement binding upon the Customer, (ii) the officers executing and delivering this Agreement (including the Supplements) and the Set-up Forms for and on behalf of Customer are duly authorized to do so and (iii) the Customer and its transactions will comply with all applicable laws, rules and regulations. Bank, in accepting this Agreement, is acting and relying upon the foregoing representations and warranties.

(h) Waiver of Jury Trial

Bank and Customer each irrevocably waive any right to trial by jury in any proceeding related to this Agreement. The Customer hereby irrevocably submits to the non-exclusive jurisdiction of the courts of the State of Ohio and the United States of America for the Northern District of Ohio and agrees that any legal action or proceeding with respect to this Agreement may be commenced in such courts.

This Agreement is signed and agreed to as of this date: November 3, 2003
                                                        -----------------------

Customer Name: Things Remembered,Inc.              KeyBank National Association

By:  /s/ Joseph Gaglioti                         By:  /s/ David W. Nuske
   -------------------------------                    --------------------------
            Signature                                       Signature


Title: Treasurer                                 Title: Vice President
   -------------------------------                    --------------------------

Customer Name: Cole National Corporation

By:  /s/ Joseph Gaglioti
   -------------------------------
            Signature

Title: VP Treasurer
   -------------------------------

                    SUPPLEMENT TO QUICKTRADE(R)/WEB AGREEMENT
                       FOR IMPORT L/C INITIATION SERVICE

      This Supplement is dated as of November 3, 2003 and entered into between the undersigned customer ("Customer") and KeyBank National Association ("Bank") as a supplement to QuickTrade(R)/Web Agreement identified above (the "Agreement"). This Supplement is part of the Agreement and is subject to all of the terms and provisions thereof, and all references herein to the Agreement will include this Supplement and the Set-up Forms for the Services described herein. All capitalized terms used herein without definition shall have the same meanings ascribed thereto in the Agreement.

      Customer hereby engages the Bank to allow the Customer to use QuickTrade(R)/Web ("QTW") internet product in order for the Customer to (i) submit to the Bank applications ("Applications") for letters of credit to be issued by the Bank, as further described on the Set-up Forms, (ii) receive certain information relating to letters of credit that are issued by the Bank ("Letters of CredIt") as a result of Applications received by the Bank through QTW,(iii) submit to the Bank requests for amendments to Letters of Credit ("Amendment Requests") and (iv) send and receive messages pertaining to discrepancies in documents presented under the Letters of Credit ("Discrepancy Notices") and ("Discrepancy Waivers").

      This Supplement and the Agreement only govern the use by the Customer of QTW as a means of communicating Applications and Amendment Requests to the Bank. This Supplement and the Agreement do not constitute a commitment by the Bank to issue Letters of Credit for the account of the Customer, nor do they address any of the other terms or conditions agreed to by the Bank and the Customer relating to the Applications, Amendment Requests, Letters of Credit, Discrepancy Notices or Discrepancy Waivers generally. This Agreement does not prevent or prohibit the Customer from submitting Applications or Amendment Requests to the Bank in another manner expressly agreed to by the Bank.

      The terms "Applications" and "Amendment Requests" as used herein shall, for purposes of the Agreement, be interpreted in the broadest sense and shall, without limitation, constitute an "instruction" or "communication", and without limiting the foregoing, it is expressly agreed that each Application and Amendment Request shall be deemed to be an "instruction" of the Customer for purposes of Sections 4 and 5 of the Agreement.

      The Customer hereby re-makes the representations and warranties set forth in Section 12 of the Agreement, after giving effect to this Supplement.

      The parties hereto have caused this Agreement to be executed as of the date first above written.

Customer Name: Things Remembered, Inc.              KeyBank National Association

By:  /s/ Joseph Gaglioti                         By:  /s/ David W. Nuske
   -------------------------------                    --------------------------
            Signature                                       Signature


Title: Treasurer                                 Title:  Vice President
   -------------------------------                    --------------------------

Customer Name: Cole National Corporation

By:  /s/ Joseph Gaglioti
   -------------------------------
            Signature

Title:  VP Treasurer
      ----------------------------

                   SUPPLEMENT TO QUICKTRADE(R)/WEB AGREEMENT
                         FOR IMPORT COLLECTION SERVICE

      This Supplement is dated as of November 3, 2003 and entered into between the undersigned customer ("Customer") and KeyBank National Association ("Bank") as a supplement to the KeyBank QuickTrade / Web Agreement identified above (the "Agreement"). This Supplement is part of the Agreement and is subject to all of the terms and provisions thereof, and all references herein to the Agreement will include this Supplement and the Set-up Forms for the services described herein. All capitalized terms used herein without definition shall have the same meanings ascribed thereto in the Agreement.

      1. IMPORT COLLECTION SERVICES. Customer hereby engages the Bank to allow the Customer to use the Import Collections Module of QuickTrade/Web. The services provided by the Bank under the Import Collections Module of QuickTrade/Web may include: (i) the Bank posting certain transaction details and document descriptions related to a collection transmittal letter containing terms and instructions from a remitting bank for an import collection transaction concerning Customer (a "Transaction"),(ii) permitting the Customer to agree to the Transaction whereby Customer accepts documents presented by a remitting bank on behalf of a supplier to the Bank or instructs the Bank to accept drafts on the Customer's behalf under authority of the power of attorney set forth below,(iii) permitting the Customer to reject the Transaction whereby the Customer instructs the Bank to provide advice of non-acceptance or non-payment to the supplier via the remitting Bank, (iv) permitting the Customer to submit settlement instructions to the Bank to receive or obtain payment from the Customer ("Settlement Instructions"); and (v) other functions available from time to time through the Import Collections Module (collectively, the "Services").

      By accepting a Transaction The Customer agrees that the Bank should accept documents or drafts on the Customer's behalf and pay the remitting bank upon Customer's payment to the Bank pursuant to the Transaction (a "Payment Acknowledgment"). The Customer agrees that the Bank shall not be obligated to execute the Transaction unless Bank receives payment or acknowledgement of draft acceptance from the Customer. The Customer further agrees that the Transaction will be governed by the Uniform Rules of Collections as adopted by the International Chamber of Commerce and in effect from time to time.

      The Bank will send to the Customer an e-mail notification of new activity in the Import Collections Module. That e-mail notification will be sent to the person designated by the Customer on the Set-up Forms. Customer acknowledges and agrees all information relating to an import collection and provided by the Bank to the Customer will appear in the Import Collections Module of QuickTrade/Web, and unless otherwise agreed by the Bank, Bank is not obligated to provide other notices or communications relating thereto to the Customer (except for the e-mail notifications described above and, if Bank becomes aware that the e-mail system is not functioning, Bank will provide such communications by telephone or facsimile). Bank may provide additional information in its discretion with respect to certain import collection transactions.

      This Supplement and the Agreement only govern the use by the Customer of QuickTrade/Web as a means of communicating Customer's agreement to a Transaction, Payment Acknowledgement and Settlement Instructions to the Bank. This Agreement does not constitute a commitment by the Bank to collect or pay any amounts for the account of the Customer, nor does it address any of the other terms or conditions agreed to by the Bank and the Customer relating to the method of payment or the fees paid to Bank for the Services. This

Agreement does not prevent or prohibit the Customer from submitting a Payment Acknowledgement or Settlement Instructions to the Bank in another manner expressly agreed to by the Bank.

      The terms "Payment Acknowledgment" and "Settlement Instructions" as used herein shall, for purposes of the Agreement, be interpreted in the broadest sense and shall, without limitation, constitute an "instruction" or "communication", and without limiting the foregoing, it is expressly agreed that each Payment Acknowledgment and Settlement Instructions shall be deemed to be an "instruction" of the Customer for purposes of Sections 4 and 5 of the Agreement.

      2. POWER OF ATTORNEY. By signing this Agreement the Customer does hereby designate and appoint Bank as its agent and attorney-in-fact with full power of substitution with respect to the completion, acceptance and delivery to any third party drafts or bills of exchange and other necessary documentation to perform the Services as contemplated by this Agreement. The Bank is expressly authorized to act in accordance with any instructions received for the execution of a Transaction as contemplated by this Agreement and the Materials, and received in a manner consistent with the Devices. All drafts completed and/or accepted by the Bank as agent shall be deemed, for all purposes, duly executed, ratified and approved by the Customer. It is understood that this power of attorney will remain in effect until the termination of this Agreement or otherwise revoked by written notice of Customer to Bank. The Bank shall have a reasonable time to act upon any such notice of revocation; provided, however, such agency authority shall remain in effect for any Transaction that began prior to such revocation until the completion of such Transaction.

      3. SETTLEMENT INSTRUCTION AUTHORIZATION.

            A. GENERAL. In connection with the Services, and pursuant to the terms of the Agreement, the Customer may from time to time electronically transmit to the Bank the Customer's agreement to a Transaction and Payment Acknowledgement along with the Settlement Instructions, which relate to the movement of funds from an account owned by Customer or an account that Customer has explicit authority to cause funds to be transferred out of or disbursed from and such account in all instances is an account maintained with the Bank or an affiliate of Bank via wire transfer or other electronic funds transfer. Any Settlement Instructions communicated to the Bank in the name of the Customer will be binding and effective as the Settlement Instruction of the Customer, whether or not authorized and regardless of the actual identity of the sender thereof, if the Settlement Instructions are accepted by the Bank in good faith and in compliance with the security procedures.

            B. CANCELLATION OR AMENDMENT OF SETTLEMENT INSTRUCTIONS. The Customer has no right to cancel or amend any Settlement Instructions after such Settlement Instructions have been received by the Bank. However, the Bank will use its reasonable efforts to act on the Customer's request to cancel or amend Settlement Instructions before the Bank affects payment to the remitting bank, as applicable, but the Bank will have no liability if such cancellation or amendment is not effected. For purposes of this Supplement, a reference to Settlement Instructions will include any amendment thereto or cancellation thereof, unless the context otherwise requires.

            C. RELIANCE ON ACCOUNT AND IDENTIFYING NUMBERS. The Bank is not responsible for detecting errors in any Settlement Instructions. The Customer is solely responsible for the accuracy and completeness of each Settlement Instructions. Customer acknowledges that funds transfers from the Customer's accounts may be made on the basis of account numbers or other identifying numbers.

            D. REJECTION OF SETTLEMENT INSTRUCTIONS. The customer agrees that the Bank may refuse to process Settlement Instructions under the Services, even if the Customer indicates acceptance of the Transaction, so long as the Bank is acting in compliance with applicable law, rule or regulation.

      4. IMPORT COLLECTIONS IN FOREIGN CURRENCY. Settlement Instructions for the transfer of funds in a currency other than U.S. Dollars shall require the Customer to first validly purchase such foreign currency from the Bank or its designated affiliate. If the Customer does not enter into a separate contract for such purchase, then the Bank may apply its then-current exchange rate for transfers to the place of payment. Any loss of exchange arising from a subsequent cancellation of such Settlement Instructions or because of a delay or rejection of delivery for any reason shall be for the Customer's account.

      5. SECURITY PROCEDURES. If Customer proposes or adopts a procedure for communicating Customer's agreement to a Transaction, a Payment Acknowledgement, Settlement Instructions (including any amendment thereto or cancellation thereof) or other instructions or communication to Bank which varies from the security procedures recommended by the Bank, and the Bank accepts such instruction or communication in good faith, then the Customer agrees to be bound by that instruction or communication, whether or not it is authorized, and will be obligated to pay the Bank the amount thereof or any resulting transaction, and the Customer will be deemed to have refused the security procedures that the Bank offers and recommends as "commercially reasonable". However, the Customer agrees that the Bank is not obligated to accept any instructions or communications that are sent to the Bank other than in compliance with the security procedures. The Bank will not be responsible for refusal to act upon any instruction or communication received which does not comply with this Agreement, including where the Bank's reasonable efforts to verify the instruction or communication or in accordance with the security procedures have failed or where such action is delayed until verification can be obtained.

      6. LIMITATION ON LIABILITY; INDEMNIFICATION.

            Notwithstanding anything In the Agreement to the contrary, the Bank's sole and exclusive liability to Customer for Bank's failure to exercise ordinary care resulting in a delay in executing, improper execution of, or failure to execute a Transaction, Payment Acknowledgement or Settlement Instructions in an amount equal to interest losses attributable thereto; provided, however, with respect to the services performed hereunder outside the scope of Article 4A of the Illinois Uniform Commercial Code, the Bank shall only be liable to Customer for direct damages attributable to its own gross negligence or willful misconduct in performing such services; provided, further, that in no event shall Bank be liable or responsible for (i) failure or delay in posting information and providing e-mail notifications and information to the Customer, or (ii) any inaccuracies or omissions in information received from third parties, including inaccuracies or omissions in collection letters or documents presented by Customer's vendors, that is either posted on the Import Collections Module of QuickTrade/Web, sent via e-mail or otherwise by the Bank. Customer understands that the information available to it in connection with the Import Collections Module is updated periodically and therefore, may not be up to date at the moment that the Customer takes notice of such information. In no event will Bank be liable for any consequential, special, punitive or indirect loss or damage which Customer may incur or suffer in connection with this Supplement. Bank's liability hereunder for interest losses will be calculated by using a rate equal to the average Federal Funds rate at the Federal Reserve Bank of Chicago for the period involved.

      The Customer agrees to indemnify and hold the Bank harmless from and against any and all claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees and court costs) arising directly or indirectly from
(i) the Bank processing Customer's acceptance or refusal of a Transaction, a Payment Acknowledgment and any Settlement Instructions in the Customer's name communicated to the Bank, whether or not Customer's agreement or refusal of a Transaction, a Payment Acknowledgment or any Settlement Instructions that was actually authorized by the Customer, so long as the Bank accepts the agreement to or refusal of a Transaction, Payment Acknowledgment and any Settlement Instructions in good faith and in compliance with the security procedures, (ii) the Bank's processing Transaction, Payment Acknowledgment and Settlement Instructions which were authorized by the Customer or which were effected in accordance with the terms of this Agreement, (iii) the Bank's refusal to accept or process a Transaction, Payment Acknowledgment or Settlement Instructions that were communicated to it other than in compliance with the security procedures or
(iv) from the acts or omissions of Customer (including it agents, employees and representatives) or any third party in connection with any Transaction to which any collection letter relates, or from the breach by the Customer of any of its agreements with and/or representations or warranties to the Bank under this Agreement; provided, however, that the Customer shall not be obligated to indemnify the Bank for such claims, damages, losses, liabilities and expenses to the extent they are attributable to the Bank's gross negligence or willful misconduct in the performance of its obligations hereunder. The provisions of this Section will survive termination of this Agreement.

      7. CUSTOMER REPRESENTATIONS AND WARRANTIES. Customer hereby represents and warrants to the Bank that with respect to each account out of which funds will be transferred in accordance with any Settlement Instructions, Customer is either the owner of such account or has explicit authority to cause funds to be transferred out of or disbursed from the account. The Customer hereby re-makes the representations and warranties set forth in Section 11 of the Agreement, after giving effect to this Supplement.

      8. GENERAL. In addition, it is expressly agreed that if the Customer is subject to an agreement with KeyBank National Association (or one of its branches, affiliates or subsidiaries) which purports to cover the Services in whole or in part, then notwithstanding the existence of such agreement, this Agreement shall be controlling with respect to the Services. This Agreement will not become effective until the Bank notifies the Customer that the Services have become available.

            The parties hereto have caused this Agreement to be executed as of the date first above written.

 Customer Name: Things Remembered, Inc.          KeyBank National Association

 By:  /s/ Joseph Gaglioti                        By:   /s/ David W. Nuske
   -------------------------------                    --------------------------
            Signature                                       Signature


Title:  Treasurer                                Title: Vice President
   -------------------------------                    --------------------------

Customer Name: Cole National Corporation

By:  /s/ Joseph Gaglioti
   -------------------------------
            Signature

Title: VP Treasurer
     -----------------------------

      REQUEST TO ACCEPT FACSIMILE APPLICATIONS / INDEMNIFICATION AGREEMENT

From:       Customer Name & Address:

To:         KeyBank National Association
            200 W. Monroe Street
            Suite 1100
            Chicago, IL 60606
            FAX: (312) 904-4220

Date:

At Customer's request, KeyBank National Association (KeyBank) will accept from Customer, on the terms and conditions set forth in this Agreement, facsimile copies of various applications and agreements, (collectively, "Documents") including but not limited to the following:

      a)    Application and Agreement for Irrevocable Commercial Letter of
            Credit;

      b)    Application and Agreement for Standby Letter of Credit;

      c)    Letter of Credit Transfer Instructions;

      d)    Assignment of Proceeds Instructions;

      e)    Steamship Indemnity Instructions;

      f)    Air Release Instructions;

      g)    Eligible Acceptance Transaction Information and Certifications

      h)    Application for amendments to one or more of the above

      i)    Waiver of discrepancies and instructions for document distribution.

2. Facsimile transmissions shall be directed to KeyBank, International Division, at the FAX number designated above, or such other number(s) as KeyBank designates in writing from time to time. Customer understands that a failure to transmit to the designated FAX number may result in the delay or non-delivery of the facsimile transmission to the intended addressee, and may also result in a lack of confidentiality, and Customer accepts all such risks. Customer agrees that whenever requested by KeyBank, an authorized signer of Customer will sign the "original" Document, clearly mark it as a "Confirmation" and mail it to KeyBank. Customer agrees to fax both the front and back of the Application for Irrevocable Commercial Letter of Credit and Standby Letter of Credit each side duly signed indicating the name and title of signer. KeyBank agrees to contact Customer regarding any fax transmission received by KeyBank which fails to comply with this paragraph 2.

3. Customer agrees KeyBank may act on any facsimile transmission that KeyBank believes in good faith to be genuine. Customer agrees KeyBank will have no liability to Customer or any other party for any action taken or not taken by KeyBank with regard to or in reliance on a facsimile transmission, excepting only direct damage attributable to KeyBank's gross negligence or willful misconduct. CUSTOMER AGREES THAT IN NO EVENT WILL KEYBANK HAVE ANY LIABILITY FOR SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES, OR FOR ATTORNEYS' FEES OR COSTS EVEN IF KEYBANK HAS MADE AWARE OF THE POSSIBILITY OF SUCH DAMAGES. Customer agrees KeyBank shall be completely relieved of liability in all instances where KeyBank's actions are in compliance with such facsimile transmission, irrespective of the actual validity of the Documents or any other matter provided KeyBank has acted in good faith. Customer agrees KeyBank may assume that all facsimile transmissions received by it are genuine and valid and that such transmissions were sent by or on the authority of the party designated therein, without independent investigation or inquiry as to any matter whatsoever.

      4. Customer agrees that for any reason and at any time, KeyBank may, with no liability to Customer or any other party, decline to accept and/or rely on the facsimile transmission of a particular Document, and instead require the physical delivery of the original item prior to taking any action in reliance on, or related to, the Document. In such event, although KeyBank shall not be required to deliver advance notice of its intended action to Customer. KeyBank will use reasonable efforts to contact Customer (by telephone, fax, or other method) as soon as practicable to inform Customer of the Bank's decision and to notify Customer that actual delivery will be required.

      5. Customer acknowledges that the use of facsimile transmissions involves certain risks (including without limitation, forgery, unauthorized transmission, misdelivery, lack of confidentiality, incomplete or unclear transmission, etc.), and Customer agrees to assume all such risks and agrees that KeyBank shall have no liability for such risks. Customer agrees, at its expense, to defend, indemnify and hold KeyBank and its directors, officers, employees and agents, harmless from any and all losses, liabilities, damages, costs, obligations, actions, suits, proceedings, penalties, judgments and expenses and disbursements, including without limitation reasonable attorneys' fees and expenses and other costs of defense or settlement, threatened, asserted against, imposed on, incurred by or entered against KeyBank, its directors, officers, employees or agents, related to its acceptance of or reliance on any facsimile transmission from (or purportedly from) Customer in connection with this Agreement.

      6. Either KeyBank or Customer may cancel or terminate this Agreement at any time for any reason, upon three (3) business days prior written notice to the other party.

      7. This Agreement shall be governed by the laws of the State of Ohio. Customer agrees that any legal action or proceeding brought by Customer against KeyBank which arises out of or related to this Agreement shall be instituted in any state or United States federal court in the State of Ohio.

      Authorized representatives of Customer and KeyBank have executed this Agreement.

Customer Name: Things Remembered, Inc.          KeyBank National Association

By:   /s/ Joseph Gaglioti                       By:   /s/ David W. Nuske
   -------------------------------                    --------------------------
            Signature                                       Signature


Title:  Treasurer                               Title: Vice President
   -------------------------------                    --------------------------

Customer Name: Cole National Corporation

By:  /s/ Joseph Gaglioti
   -------------------------------
            Signature

Title:  VP Treasurer
      ----------------------------

            QUICKTRADE(R)/WEB INTERNET SET-UP AND SECURITY PROCEDURES

The following procedures will be used by the bank to verify the authenticity of applications transmitted by your organization through QuickTrade(R)/Web Internet Application. Please read the following Security Procedures, provide the set-up information requested, and acknowledge your receipt of the information contained herein by executing below.

SYSTEMS ADMINISTRATOR - SET UP

After receiving the completed Systems Administrator Set-Up Form below, the bank will notify your organization's Systems Administrator of your Company ID and his or her User ID and password. The Systems Administrator must acknowledge receipt of the User ID and password by signing and returning the accompanying acknowledgment form. After receipt of the acknowledgment, the bank will enable the User ID and will notify the Systems Administrator of its activation by email sent to the e-mail address designated by the Systems Administrator. The initial User ID will be formatted with a mnemonic code uniquely tied to your organization. When the Systems Administrator logs in QuickTrade(R)/Web Internet Application for the first time, the system will prompt the Systems Administrator to change his/her password. The Systems Administrator will be responsible for keeping his/her password confidential. The bank recommends that the Systems Administrator change his/her password at least once every 30 days.

SYSTEMS ADMINISTRATOR - AUTHORITY

The Systems Administrator User ID will entitle the Systems Administrator to all functions and transactions available through QuickTrade(R)/Web Internet Application including:

      1) Add users (including additional Systems Administrators) to the QuickTrade(R)/Web Internet Application system for the purpose of submitting letter of credit applications and amendment requests, entering data onto the system or accessing available data.

      2) Eliminate or modify the access granted to any user the QuickTrade(R)/Web Internet Application product is available to, and the related procedures are applicable to, customers of KeyBank National Association.

      3) Approve, limit or modify the data a user may access, or the type of transactions a user may originate.

      4) Override the password of any of your organization's users including all other designated Systems Administrators. The bank recommends that your organization establish two different users to perform the functions of a Systems Administrator. In the event that the primary Systems Administrator is unavailable to perform required duties, a second user can serve in a back-up capacity. Your organization's Systems Administrator must do the resetting of passwords, and the bank shall have no liability resulting from its refusal to reset a user's password or a user's inability to access QuickTrade(R)/Web Internet Application. Each user authorized to access QuickTrade(R)/Web Internet Application will need a unique user ID and a password assigned by your company's Systems Administrator. We recommend that each user be advised to change his or her assigned passwords immediately during his or her first session and at least once every 30 days. Your company will be responsible for any sharing of passwords and must ensure that its users keep all of their passwords strictly confidential. Your Systems Administrator will be solely responsible for deleting users who are no longer authorized to access QuickTrade(R)/Web Internet Application.

SYSTEMS SECURITY

QuickTrade(R)/Web Internet Application offers secure communication over the Internet via 128-bit Secure Socket Layer (SSL) encryption. It is the responsibility of your company to ensure that Your users access QuickTrade(R)/Web Internet Application using browsers with the recommended encryption levels. The QuickTrade(R)/Web Internet Application System does not require customers to establish secondary authorization for originating transactions, however, the bank recommends that your organization establish a secondary authorization requirement for submitting applications, and that your organization select such approval options on the system.

BACK-UP PROCEDURES

We recommend that all applications and related instructions be communicated to us through QuickTrade(R)/Web Internet Application. If you are unable to access QuickTrade(R)/Web Internet Application, please call the KeyBank's on-line support area at (866) 904-6105. In the event that you are unable to submit applications and related instructions through QuickTrade(R)/Web Internet Application, then the application/amendment requests may be submitted to the bank in accordance with the Master Letter of Credit Agreement and the bank's procedures presented therein. Please note that these procedures may involve means of communications that are less secure than QuickTrade(R)/Web Internet Application. When submitting applications and instructions to us using a means of communication other than QuickTrade(R)/Web Internet Application, your organization agrees to be bound by any and all applications and instructions that the bank receives in good faith through those means of communications.

EMAIL NOTIFICATION ADDRESSES

                                                                                Incoming
                                          Import LC            Import LC       Collections
ADDRESS @ DOMAIN_NAME                   Discrepancies           Payments         Payments
idavies@thingsremembered.com                   X                   X                X
melissasmith@thingsremembered.com              X                   X                X
jhampton@thingsremembered.com                  X                   X                X
lisaross@colenational.com                      X                   X                X

                          FRONT END SET-UP INFORMATION

Technical Contact
Name                                  Connie Fumich
Title                                 Director of IT
Phone                                 440-473-2000
Facsimile                             440-473-0656
Email                                 cfumich@thingsremembered.com

System Administrator
Name                                  Lynne Davies
Title                                 Cash Disbursement Manager
Phone                                 440-473-2000, ext 5477
Facsimile                             440-473-0656
Email                                 ldavies@thingsremembered.com

Host Network ID
ICC ID




                                                      Reviewed and acknowledged:

                                             By:      /s/ Joseph Gaglioti
                                                      --------------------------
                                             Title:   Treasurer
                                                      --------------------------
                                             Company: Things Remembered, Inc.
                                                      --------------------------
                                             Date:    11/3/03
                                                      --------------------------

                                       3